Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Income Fund, a series of Scudder Portfolio Trust.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                               William F. Glavin, Jr.
                                               Chief Executive Officer
                                               Scudder Income Fund, a series
                                               of Scudder Portfolio Trust

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Income Fund, a series of Scudder Portfolio Trust.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Income Fund, a series
                                                 of Scudder Portfolio Trust

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder High Yield Opportunity Fund, a series of Scudder Portfolio Trust.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                              /s/William F. Glavin, Jr.
                                                -----------------------------
                                                William F. Glavin, Jr.
                                                Chief Executive Officer
                                                Scudder High Yield Opportunity
                                                Fund, a series of Scudder
                                                Portfolio Trust

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder High Yield Opportunity Fund, a series of Scudder Portfolio Trust.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder High Yield Opportunity
                                                 Fund, a series of Scudder
                                                 Portfolio Trust